UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2013

Multi-Asset Real Return Fund

Goldman Sachs Multi-Asset Real Return Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summary	3

Schedule of Investments	10

Financial Statements	15

Financial Highlights	18

Notes to the Financial Statements	20

Report of Independent Registered Public Accounting Firm	29

Other Information	30

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Asset Real Return Fund seeks long-term real return by investing in inflation sensitive assets (i.e., investments that, in the judgment of the Investment Adviser, are expected to perform favorably in rising or high inflationary environments). The Fund invests primarily in a portfolio of equity, fixed income and commodity asset classes (the “Underlying Asset Classes”), including derivatives that provide exposure to the Underlying Asset Classes. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investing in real estate investment trusts (REITs) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit and interest rate risk. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund’s investments in pooled investment vehicles (including other investment companies, exchange-traded funds, master limited partnerships (MLPs) and publicly traded partnerships (PTPs) subject it to additional expenses. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Risks of PTPs may include potential lack of liquidity and limitations on voting and distribution rights.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

What Differentiates Goldman Sachs Multi-Asset Real Return Fund’s Investment Process?

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) seeks to achieve long-term real return. The Fund invests primarily in a portfolio of equity, fixed income and commodity securities in an attempt to perform favorably in rising or high inflationary environments. The Fund seeks to provide exposure beyond traditional asset classes, enabling investors to position their portfolios for long-term inflation risks.

■	Inflation-sensitive assets tend to move in the same direction, as inflation which may preserve real portfolio returns.

■	We seek to provide exposure to investments across sectors that may benefit from increasing real cash flows in high or rising inflationary environments, including equities, fixed income, and commodities.

■	Traditional stocks and bonds may not be able to provide the necessary diversification to improve portfolio returns across changing market environments.

■	The Fund introduces investment strategies that are expected to perform favorably in periods of rising or high inflation, and to respond to changing macroeconomic environments.

■	We utilize a comprehensive investment process that nimbly shifts portfolio assets through long-term strategic allocation, tactical adjustments, underlying security selection and active risk management.

■	The flexibility in our investment process helps us to respond to ever-changing markets and to balance the portfolio’s risk and potential return.

■	We have a robust risk management framework, with multiple layers of oversight at the strategic allocation, security selection and firm levels.

Diversification does not protect an investor from market risk and does not ensure a profit.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

PORTFOLIO RESULTS

Goldman Sachs Multi-Asset Real Return Fund

Investment Objective

The Fund seeks to achieve long-term real return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Multi-Asset Real Return Fund’s (the “Fund”) performance and positioning for the period since its inception on August 30, 2013 through October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, I, IR and R Shares generated cumulative total returns, without sales charges, of 3.50%, 3.40%, 3.50%, 3.50% and 3.40%, respectively. These returns compare to the 1.74% cumulative total return of the Fund’s benchmark, the Barclays 1-10 Year U.S. TIPS Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Early in the Reporting Period, expectations mounted for the U.S. Federal Reserve (the “Fed”) to reduce its asset purchases via its quantitative easing program, notably following promising manufacturing data, not only in the U.S. but in Asia and Europe as well. However, at its mid-September 2013 meeting, the Fed surprised the markets by delaying the widely-anticipated reduction in asset purchases, with Fed Chair Ben Bernanke citing concerns about the strength of the economic recovery and the pressures of fiscal tightening. In October 2013, President Obama nominated Fed Vice Chair Janet Yellen to succeed Bernanke in 2014 and the U.S. government managed to extend the fiscal debt ceiling. In Europe, political developments — including German Chancellor Angela Merkel securing a third term and Italy’s Enrico Letta government receiving a vote of confidence — were supportive of the financial markets, despite the European Central Bank’s (“ECB”) cut in its primary refinancing rate to an all-time low following an unexpectedly low inflation reading.

Against this backdrop, most riskier assets rallied across the globe, especially equities. Master Limited Partnerships (“MLPs”), as measured by the Alerian MLP Index, and real estate investment trusts (“REITs”), as measured by the Wilshire U.S. Real Estate Securities Index, performed similarly to each other. These asset classes rallied in September 2013, after the Fed’s surprise decision to leave the pace of its monthly asset purchases unchanged at $85 billion. However, fiscal uncertainty in Washington, D.C. and a 16-day partial U.S. government shutdown drove both asset classes to weaken in early October 2013. The broad commodity market also fell during these weeks — energy and agriculture commodities especially struggled. U.S. consumer confidence also fell, reflecting generally weaker demand. Most equity sectors, including the MLP and REIT sectors, then rallied as 10-year U.S. Treasury yields fell to 2.57% on October 31, 2013 after reaching an intra-month high of 2.75% on October 15, 2013.

The combination of historically strong liquidity and an ongoing, albeit sluggish, U.S. economic recovery were supportive of spread, or non-U.S. Treasury, fixed income sectors during the Reporting Period. Emerging markets local debt posted two consecutive months of positive returns during the Reporting Period. (Source: The JPMorgan GBI-EM Global Diversified Index (unhedged, in USD))

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks real return by investing in inflation sensitive assets, i.e. investments that, in our judgment, are expected to perform favorably in rising or high inflationary environments. Real return is the return on an investment, in excess of inflation. Inflation is a sustained increase in prices that erodes the purchasing power of money. The Fund invests primarily in a portfolio of equity, fixed income and commodity asset classes — known as the Underlying Asset Classes — including in derivatives that provide exposure to the Underlying Asset Classes. We seek to allocate the Fund’s risk across a range of exposures, which may vary depending on the market environment. We may also make short-term to

PORTFOLIO RESULTS

medium-term adjustments to the Fund’s asset allocation based on tactical views on the Underlying Asset Classes.

During the Reporting Period, the Fund performed well, despite a sustained low inflation environment. On an absolute level, the Fund’s performance was driven by performance of the Underlying Asset Classes. Performance relative to the Index was driven by a combination of three major factors — strategic asset allocation, tactical asset allocation decisions and performance of the underlying investments.

Strategically, the Fund benefited from a structural emphasis on growth assets, such as inflation sensitive equity sectors, MLPs, REITs and global infrastructure equities, via a variety of underlying investments, as these assets benefited from the Fed’s September 2013 decision to forego a tapering of asset purchases and from continued recovery across developed economies. The extension of the Fed’s asset purchasing program also benefited certain fixed income assets, as the market perceived continued liquidity injection through this action. Central banks will often increase liquidity by injecting more money into the economy through lower interest rates. Doing so gives financial institutions a less expensive alternative to borrowing. This process also serves to alleviate the fear of insufficient liquidity in the short run and make bank loans more accessible to consumers and businesses. Within fixed income, the Fund’s strategic exposure to emerging markets local debt particularly contributed to performance, as the sector rebounded strongly from the drawdown over the summer of 2013 amid broad currency depreciation across many emerging market nations. An allocation to Treasury inflation protected securities (“TIPS”) also contributed modestly to performance. The Fund’s strategic allocation to commodities was the largest detractor from performance, driven by a decline in the prices of West Texas Intermediate crude oil, natural gas and agricultural commodities.

Tactically, the Fund’s significant allocation to the broad U.S. equity market, implemented through S&P 500 futures, and its lesser allocations to TIPS and to commodities contributed positively to its results. At the same time, however, the Fund’s lesser exposure to inflation sensitive equity sectors detracted modestly from performance. So, too, did the Fund’s greater exposure to unconstrained fixed income hurt, given the short U.S. duration position within this underlying investment, as rates continued to tick lower following the Fed’s decision to delay tapering.

From an underlying investment perspective, the Fund’s underlying fixed income investments overall contributed positively to its relative performance. While an investment in the Goldman Sachs Local Emerging Markets Debt Fund detracted as it lagged its underlying benchmark index, this was more than offset by the positive contributions made by investments in the Goldman Sachs Strategic Income Fund and, to a lesser extent, in the Goldman Sachs Inflation Protected Securities Fund, which each outpaced their respective underlying benchmark index. The Fund’s overall allocation to equity investments also added value. Underlying investments focused on the S&P 500 Index, global infrastructure equities and energy MLPs each outpaced their respective underlying benchmark index, more than offsetting the detracting effect of an underlying investment focused on U.S. REITs, which lagged its underlying benchmark index.

Q	How was the Fund positioned during the Reporting Period?

A	Through most of the Reporting Period, the Fund had between 13.00% and 13.50% of its total net assets invested in commodity-related investments; between 41.50% and 42.50% of its total net assets invested in equity-related investments; and 45.00% of its total net assets invested in fixed income-related investments. The strategic asset allocation of the Fund reflects a risk-based allocation approach to increase diversification across the portfolio.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, we made some changes to the Fund’s allocations based on our tactical views on the Underlying Asset Classes. For example, the Fund began the Reporting Period with a lesser weighting to TIPS and to inflation sensitive equity sectors and greater exposure to broad-based U.S. equity (implemented via S&P 500 futures) and unconstrained fixed income investments. Over the course of the Reporting Period, we increased the size of several of these tactical positions, further reducing the Fund’s exposure to TIPS and further adding to the Fund’s allocations to equity and unconstrained fixed income investments. We also reduced the Fund’s exposure to commodities during the Reporting Period. Our rationale for such tactical adjustments was based on a view that U.S. interest rates would rise and U.S. equities would be rewarded given the continuation of the Fed’s quantitative easing program and improved U.S. economic growth fundamentals.

PORTFOLIO RESULTS

Also, the Fund was initially established with only a modest exposure to emerging markets local debt, due to continued selling off in this sector through the end of the second calendar quarter and into the first weeks of the third quarter of 2013. Following the withdrawal of Larry Summers as a contender for Fed Chair and the subsequent indication that Fed tapering was less likely in the near term, we believed the risk level on emerging markets local debt had abated and thus we removed the sector tilt toward the end of September 2013.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund implemented a U.S. Treasury curve steepener strategy via interest rate swaps on the three-year and 10-year points on the U.S. Treasury yield curve. A U.S. Treasury curve steepener strategy is one that uses derivatives to benefit from escalating yield differences that occur as a result of increases in the yield curve between two U.S. Treasury bonds of different maturities. This strategy can be effective in certain macroeconomic scenarios in which the price of the longer term U.S. Treasury is driven down. Indeed, during the Reporting Period, the position sought to capitalize on the differences anticipated between these two points on the U.S. Treasury yield curve, as yields continued to steepen — or the differential between the two points widened — with news of fiscal policy changes. The Fund also used U.S. equity futures during the Reporting Period, implemented with a view that the equity market would continue to perform well, and the Fund, with a relatively low beta level, would benefit from increased equity exposure. (Beta is a measure of volatility compared to the broad U.S. equity market.)

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had 11.8% of its total net assets invested in commodity-related investments; 43.2% of its total net assets invested in equity-related investments; 44.7% of its total net assets invested in fixed income-related investments; and the remainder of its total net assets in cash. We maintained the U.S. Treasury curve steepener strategy at the end of the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	As U.S. and global economies continued to grow, expectations were mounting at the end of the Reporting Period for the Fed to reduce its asset purchases via its quantitative easing program some time during the first quarter of 2014. In our view, the potential irony is that the uncertainty surrounding the impact of this reduction may well stimulate volatility in the financial markets and slow economic recovery, possibly lessening prospects of inflation that could have come from a faster than expected return to growth. Another factor lessening prospects of inflation were ebbing conflicts in the Middle East region. In turn, fears of any meaningful effect of such conflict on commodity production, specifically oil, and potential inflation stemming from a possible supply shock appear to have been reduced.

At the same time, however, as Fed policy remained uncertain at the end of October 2013, particularly with the advent of a new Fed chair, Janet Yellen, coming on board in 2014, we believe changes to the Fed quantitative easing program and a potential rise in U.S. Treasury yields could result in an increase in inflation expectations, leading investors into more conventional inflation sensitive assets.

Such ambiguity in the view ahead for inflation, monetary policy and the direction of U.S. Treasury yields in 2014 had us carefully monitoring the Fund’s duration positions, particularly within its allocations to emerging markets local debt, TIPS, unconstrained fixed income and the Fund’s U.S. Treasury curve steepener strategy. Still, we were particularly constructive at the end of the Reporting Period on more interest rate sensitive equity assets, including REITs, MLPs and global infrastructure equities, and on duration-hedged corporate bonds, as we believe these Underlying Asset Class sectors may continue to offer attractive risk-adjusted returns given potential yield, diversification, inflation hedge and valuation benefits that we believe the market will increasingly appreciate. As the U.S. equity market reaches record highs, we will continue to watch the Fund’s beta positioning, particularly through assets like broad U.S. equity, as implemented through S&P 500 futures.

FUND BASICS

Goldman Sachs Multi-Asset Real Return Fund

as of October 31, 2013

PERFORMANCE REVIEW
August 30, 2013–October 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS 1-10 Year Index[2]
Class A	3.50%	1.74%
Class C	3.40	1.74
Institutional	3.50	1.74
Class IR	3.50	1.74
Class R	3.40	1.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	Since Inception	Inception Date
Class A	-4.25%	8/30/2013
Class C	0.20	8/30/2013
Institutional	1.30	8/30/2013
Class IR	1.30	8/30/2013
Class R	1.20	8/30/2013

[3]	The Standardized Total Returns are cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Expense Ratio (Current)	Expense Ratio (Before Waivers)
Class A	1.27%	2.45%
Class C	2.02	3.20
Institutional	0.87	2.05
Class IR	1.02	2.20
Class R	1.52	2.70

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least August 31, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	0.9%	Oil, Gas & Consumable Fuels
Simon Property Group, Inc.	0.9	Real Estate Investment Trusts
Enterprise Products Partners LP	0.7	Oil, Gas & Consumable Fuels
The Williams Cos., Inc.	0.6	Oil, Gas & Consumable Fuels
Plains All American Pipeline LP	0.6	Oil, Gas & Consumable Fuels
Chevron Corp.	0.5	Oil, Gas & Consumable Fuels
Public Storage	0.5	Real Estate Investment Trusts
The Proctor & Gamble Co.	0.5	Household Products
Mark West Energy Partners LP	0.5	Oil, Gas & Consumable Fuels
Johnson & Johnson	0.5	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 30.6%
Beverages – 0.8%
47	Beam, Inc.	$3,163
41	Brown-Forman Corp. Class B	2,992
67	Coca-Cola Enterprises, Inc.	2,796
37	Constellation Brands, Inc. Class A*	2,416
57	Dr. Pepper Snapple Group, Inc.	2,699
46	Molson Coors Brewing Co. Class B	2,484
38	Monster Beverage Corp.*	2,175
380	PepsiCo., Inc.	31,954
947	The Coca-Cola Co.	37,473

		88,152

Biotechnology – 0.7%
42	Alexion Pharmaceuticals, Inc.*	5,164
147	Amgen, Inc.	17,052
48	Biogen Idec, Inc.*	11,721
82	Celgene Corp.*	12,176
18	Cubist Pharmaceuticals, Inc.*	1,116
301	Gilead Sciences, Inc.*	21,368
16	Regeneron Pharmaceuticals, Inc.*	4,602
48	Vertex Pharmaceuticals, Inc.*	3,424

		76,623

Chemicals – 2.9%
138	Air Products & Chemicals, Inc.	15,043
45	Airgas, Inc.	4,908
61	Albemarle Corp.	4,038
50	Ashland, Inc.	4,627
26	Balchem Corp.	1,489
52	Cabot Corp.	2,424
56	Calgon Carbon Corp.*	1,117
39	CF Industries Holdings, Inc.	8,408
26	Cytec Industries, Inc.	2,160
593	E.I. du Pont de Nemours and Co.	36,292
102	Eastman Chemical Co.	8,037
172	Ecolab, Inc.	18,232
33	Flotek Industries, Inc.*	706
91	FMC Corp.	6,621
42	H.B. Fuller Co.	2,011
22	Innophos Holdings, Inc.	1,103
55	International Flavors & Fragrances, Inc.	4,546
47	Intrepid Potash, Inc.	698
24	Koppers Holdings, Inc.	1,068
262	LyondellBasell Industries NV Class A	19,545
38	Minerals Technologies, Inc.	2,152
352	Monsanto Co.	36,918
8	NewMarket Corp.	2,491
70	Olin Corp.	1,576
34	OM Group, Inc.*	1,156
73	PolyOne Corp.	2,212
90	PPG Industries, Inc.	16,432
189	Praxair, Inc.	23,570
12	Quaker Chemical Corp.	911
104	RPM International, Inc.	4,027
60	Sensient Technologies Corp.	3,128
82	Sigma-Aldrich Corp.	7,087
800	The Dow Chemical Co.	31,576

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)
204	The Mosaic Co.	$9,353
31	The Scotts Miracle-Gro Co. Class A	1,820
56	The Sherwin-Williams Co.	10,528
57	The Valspar Corp.	3,988

		301,998

Construction Materials – 0.1%
32	Eagle Materials, Inc.	2,400
62	Headwaters, Inc.*	541
32	Martin Marietta Materials, Inc.	3,139
17	Texas Industries, Inc.*	913
91	Vulcan Materials Co.	4,873

		11,866

Containers & Packaging – 0.4%
53	AptarGroup, Inc.	3,401
69	Avery Dennison Corp.	3,251
100	Ball Corp.	4,889
77	Bemis Co., Inc.	3,072
24	Greif, Inc. Class A	1,284
116	MeadWestvaco Corp.	4,043
111	Owens-Illinois, Inc.*	3,529
65	Packaging Corp. of America	4,048
47	Rock-Tenn Co. Class A	5,029
129	Sealed Air Corp.	3,893
37	Silgan Holdings, Inc.	1,668
82	Sonoco Products Co.	3,332

		41,439

Energy Equipment & Services – 0.8%
116	Baker Hughes, Inc.	6,739
66	Cameron International Corp.*	3,621
23	Diamond Offshore Drilling, Inc.	1,424
27	Dresser-Rand Group, Inc.*	1,641
14	Dril-Quip, Inc.*	1,644
63	Ensco PLC Class A	3,632
62	FMC Technologies, Inc.*	3,134
213	Halliburton Co.	11,295
37	Helix Energy Solutions Group, Inc.*	875
36	Helmerich & Payne, Inc.	2,792
116	Nabors Industries Ltd.	2,028
108	National Oilwell Varco, Inc.	8,768
72	Noble Corp.	2,714
30	Oceaneering International, Inc.	2,576
16	Oil States International, Inc.*	1,738
47	Rowan Cos. PLC Class A*	1,696
328	Schlumberger Ltd.	30,740
59	Superior Energy Services, Inc.*	1,583

		88,640

Food & Staples Retailing – 0.9%
16	Casey’s General Stores, Inc.	1,166
104	Costco Wholesale Corp.	12,272
305	CVS Caremark Corp.	18,989
73	Safeway, Inc.	2,548
158	Sysco Corp.	5,110

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
139	The Kroger Co.	$5,955
20	United Natural Foods, Inc.*	1,429
409	Wal-Mart Stores, Inc.	31,391
217	Walgreen Co.	12,855
88	Whole Foods Market, Inc.	5,555

		97,270

Food Products – 0.7%
167	Archer-Daniels-Midland Co.	6,830
50	Campbell Soup Co.	2,129
105	ConAgra Foods, Inc.	3,340
35	Darling International, Inc.*	815
62	Flowers Foods, Inc.	1,571
157	General Mills, Inc.	7,916
32	Green Mountain Coffee Roasters, Inc.*	2,010
39	Hillshire Brands Co.	1,281
48	Hormel Foods Corp.	2,086
24	Ingredion, Inc.	1,578
61	Kellogg Co.	3,858
152	Kraft Foods Group, Inc.	8,266
48	McCormick & Co., Inc.	3,319
52	Mead Johnson Nutrition Co.	4,246
436	Mondelez International, Inc. Class A	14,667
13	The Hain Celestial Group, Inc.*	1,082
37	The Hershey Co.	3,672
30	The J.M. Smucker Co.	3,336
72	Tyson Foods, Inc. Class A	1,992
72	WhiteWave Foods Co. Class A*	1,441

		75,435

Health Care Equipment & Supplies – 0.7%
305	Abbott Laboratories	11,148
20	Align Technology, Inc.*	1,141
106	Baxter International, Inc.	6,982
48	Becton Dickinson & Co.	5,046
278	Boston Scientific Corp.*	3,250
19	C.R. Bard, Inc.	2,588
53	CareFusion Corp.*	2,055
97	Covidien PLC	6,219
47	DENTSPLY International, Inc.	2,214
29	Edwards Lifesciences Corp.*	1,890
68	Hologic, Inc.*	1,523
8	Intuitive Surgical, Inc.*	2,972
201	Medtronic, Inc.	11,537
64	St. Jude Medical, Inc.	3,673
63	Stryker Corp.	4,653
11	The Cooper Cos., Inc.	1,421
33	Varian Medical Systems, Inc.*	2,395
42	Zimmer Holdings, Inc.	3,674

		74,381

Health Care Providers & Services – 0.8%
78	Aetna, Inc.	4,891
48	AmerisourceBergen Corp.	3,136
72	Cardinal Health, Inc.	4,223
17	Centene Corp.*	955

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
58	CIGNA Corp.	$4,465
24	Community Health Systems, Inc.	1,047
38	DaVita HealthCare Partners, Inc.*	2,136
281	Emeritus Corp.*	5,384
160	Express Scripts Holding Co.*	10,003
63	Health Management Associates, Inc. Class A*	808
23	Henry Schein, Inc.*	2,586
33	Humana, Inc.	3,041
25	Laboratory Corp. of America Holdings*	2,522
45	McKesson Corp.	7,035
16	MEDNAX, Inc.*	1,744
26	Omnicare, Inc.	1,434
42	Quest Diagnostics, Inc.	2,516
24	Tenet Healthcare Corp.*	1,133
203	UnitedHealth Group, Inc.	13,857
28	Universal Health Services, Inc. Class B	2,256
11	WellCare Health Plans, Inc.*	733
62	WellPoint, Inc.	5,258

		81,163

Health Care Technology* – 0.0%
49	Allscripts Healthcare Solutions, Inc.	678
67	Cerner Corp.	3,754

		4,432

Household Durables* – 0.1%
305	Toll Brothers, Inc.	10,028

Household Products – 0.8%
45	Church & Dwight Co., Inc.	2,932
208	Colgate-Palmolive Co.	13,464
19	Energizer Holdings, Inc.	1,864
94	Kimberly-Clark Corp.	10,152
41	The Clorox Co.	3,698
676	The Procter & Gamble Co.	54,587

		86,697

Life Sciences Tools & Services – 0.2%
75	Agilent Technologies, Inc.	3,807
16	Covance, Inc.*	1,428
34	Life Technologies Corp.*	2,561
8	Mettler-Toledo International, Inc.*	1,980
16	PAREXEL International Corp.*	731
73	Thermo Fisher Scientific, Inc.	7,138
22	Waters Corp.*	2,220

		19,865

Metals & Mining – 0.8%
702	Alcoa, Inc.	6,508
83	Allegheny Technologies, Inc.	2,747
33	Carpenter Technology Corp.	1,958
113	Cliffs Natural Resources, Inc.	2,902
102	Commercial Metals Co.	1,873
24	Compass Minerals International, Inc.	1,787
687	Freeport-McMoRan Copper & Gold, Inc.	25,254

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)
334	Newmont Mining Corp.	$9,105
211	Nucor Corp.	10,923
53	Reliance Steel & Aluminum Co.	3,884
46	Royal Gold, Inc.	2,210
29	RTI International Metals, Inc.*	983
165	Steel Dynamics, Inc.	2,965
92	Stillwater Mining Co.*	1,004
67	SunCoke Energy, Inc.*	1,340
130	United States Steel Corp.	3,236
45	Worthington Industries, Inc.	1,824

		80,503

Oil, Gas & Consumable Fuels – 9.2%
650	Access Midstream Partners LP	34,801
123	Anadarko Petroleum Corp.	11,721
98	Apache Corp.	8,702
550	Buckeye Partners LP	36,998
106	Cabot Oil & Gas Corp.	3,744
132	Chesapeake Energy Corp.	3,691
476	Chevron Corp.	57,101
26	Cimarex Energy Co.	2,739
290	ConocoPhillips	21,257
62	CONSOL Energy, Inc.	2,263
750	DCP Midstream Partners LP	36,435
101	Denbury Resources, Inc.*	1,918
96	Devon Energy Corp.	6,069
26	Energen Corp.	2,036
675	Energy Transfer Equity LP	45,623
1,200	Enterprise Products Partners LP	75,936
67	EOG Resources, Inc.	11,953
40	EQT Corp.	3,424
1,095	Exxon Mobil Corp.	98,134
700	Genesis Energy LP	35,672
20	Gulfport Energy Corp.*	1,174
75	Hess Corp.	6,090
54	HollyFrontier Corp.	2,487
636	Kinder Morgan Management LLC*	47,904
156	Kinder Morgan, Inc.	5,508
650	Magellan Midstream Partners LP	39,026
181	Marathon Oil Corp.	6,382
83	Marathon Petroleum Corp.	5,948
700	MarkWest Energy Partners LP	51,996
47	Murphy Oil Corp.	2,835
49	Newfield Exploration Co.*	1,492
88	Noble Energy, Inc.	6,594
197	Occidental Petroleum Corp.	18,928
13	PDC Energy, Inc.*	882
76	Peabody Energy Corp.	1,480
156	Phillips 66	10,051
34	Pioneer Natural Resources Co.	6,963
1,175	Plains All American Pipeline LP	60,183
60	QEP Resources, Inc.	1,984
41	Range Resources Corp.	3,104
20	Rosetta Resources, Inc.*	1,199
22	SM Energy Co.	1,949
90	Southwestern Energy Co.*	3,350

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
1,236	Spectra Energy Corp.	$43,965
550	Sunoco Logistics Partners LP	38,599
250	Targa Resources Corp.	19,390
35	Tesoro Corp.	1,711
1,842	The Williams Cos., Inc.	65,778
137	Valero Energy Corp.	5,640
24	World Fuel Services Corp.	916
66	WPX Energy, Inc.*	1,461

		965,186

Paper & Forest Products – 0.2%
18	Clearwater Paper Corp.*	940
24	Domtar Corp.	2,033
294	International Paper Co.	13,115
29	KapStone Paper and Packaging Corp.	1,507
96	Louisiana-Pacific Corp.*	1,633
41	PH Glatfelter Co.	1,074
24	Schweitzer-Mauduit International, Inc.	1,485

		21,787

Personal Products – 0.1%
122	Avon Products, Inc.	2,135
60	The Estee Lauder Cos., Inc. Class A	4,258

		6,393

Pharmaceuticals – 1.8%
316	AbbVie, Inc.	15,310
26	Actavis PLC*	4,019
60	Allergan, Inc.	5,437
320	Bristol-Myers Squibb Co.	16,806
194	Eli Lilly & Co.	9,665
25	Endo Health Solutions, Inc.*	1,093
56	Forest Laboratories, Inc.*	2,634
44	Hospira, Inc.*	1,783
543	Johnson & Johnson	50,287
596	Merck & Co., Inc.	26,874
78	Mylan, Inc.*	2,954
19	Perrigo Co.	2,620
1,305	Pfizer, Inc.	40,037
13	Questcor Pharmaceuticals, Inc.	798
13	Salix Pharmaceuticals Ltd.*	933
94	Zoetis, Inc.	2,976

		184,226

Real Estate Investment Trusts – 7.9%
383	Acadia Realty Trust	10,215
181	Alexandria Real Estate Equities, Inc.	11,906
421	American Campus Communities, Inc.	14,550
170	American Tower Corp.	13,490
378	AvalonBay Communities, Inc.	47,269
341	Blackstone Mortgage Trust, Inc. Class A	8,351
295	Boston Properties, Inc.	30,532
338	BRE Properties, Inc.	18,458
341	Camden Property Trust	21,892
585	CBL & Associates Properties, Inc.	11,589
687	Chesapeake Lodging Trust	16,193

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
2,162	DCT Industrial Trust, Inc.	$16,755
1,059	DDR Corp.	17,950
209	Digital Realty Trust, Inc.	9,961
485	Empire State Realty Trust, Inc.*	6,863
379	Equity Residential	19,844
136	Essex Property Trust, Inc.	21,896
204	Federal Realty Investment Trust	21,134
511	HCP, Inc.	21,206
245	Health Care REIT, Inc.	15,888
943	Healthcare Trust of America, Inc. Class A	10,958
439	Highwoods Properties, Inc.	16,945
169	Hudson Pacific Properties, Inc.	3,497
531	LaSalle Hotel Properties	16,488
617	Parkway Properties, Inc.	11,174
393	Pebblebrook Hotel Trust	11,869
123	Post Properties, Inc.	5,626
1,077	ProLogis, Inc.	43,026
154	PS Business Parks, Inc.	12,549
331	Public Storage	55,267
595	RLJ Lodging Trust	15,030
632	Simon Property Group, Inc.	97,676
295	SL Green Realty Corp.	27,898
1,526	Strategic Hotels & Resorts, Inc.*	13,276
434	Tanger Factory Outlet Centers, Inc.	15,125
319	Taubman Centers, Inc.	20,987
524	Terreno Realty Corp.	9,317
678	Ventas, Inc.	44,233
184	Vornado Realty Trust	16,387
517	Weingarten Realty Investors	16,404
228	Weyerhaeuser Co.	6,931

		826,605

Real Estate Management & Development – 0.1%
246	Kennedy-Wilson Holdings, Inc.	4,930

Tobacco – 0.6%
493	Altria Group, Inc.	18,354
104	Lorillard, Inc.	5,305
409	Philip Morris International, Inc.	36,450
89	Reynolds American, Inc.	4,572

		64,681

TOTAL COMMON STOCKS
(Cost $3,008,799)		$3,212,300

Exchange Traded Funds – 18.3%
16,925	iShares Global Infrastructure ETF	$663,291
48,541	PowerShares DB Commodity Index Tracking Fund*	1,249,930

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,894,814)		$1,913,221

Shares	Description	Value

Investment Companies – 50.9%
115,283	Goldman Sachs Inflation Protected Securities Fund – Institutional Shares(a)	$1,220,846
58,221	Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares(a)	516,420
280,890	Goldman Sachs Strategic Income Fund – Institutional Shares(a)	2,963,386
636,428	SSgA U.S. Government Money Market Fund	636,428

TOTAL INVESTMENT COMPANIES
(Cost $5,265,661)		$5,337,080

TOTAL INVESTMENTS – 99.8%
(Cost $10,169,274)		$10,462,601

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		23,166

NET ASSETS – 100.0%		$10,485,767

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	7	December 2013	$612,850	$24,145

SWAP CONTRACTS — At October 31, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$3,000	09/18/16	1.013%	3 month LIBOR	$14	$34,417
1,000	09/18/23	3 month LIBOR	3.053%	8	(38,537)
TOTAL				$22	$(4,120)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments of unaffiliated issuers, at value (cost $5,540,041)	$5,761,949
Investments of affiliated issuers, at value (cost $4,629,233)	4,700,652
Cash	604
Receivables:
Fund shares sold	107,000
Reimbursement from investment adviser	60,178
Variation margin on certain derivative contracts	31,215
Collateral on certain derivative contracts(a)	24,967
Dividends and interest	14,264
Investments sold	7,217
Deferred offering costs	169,364
Total assets	10,877,410

Liabilities:
Payables:
Investments purchased	134,384
Amounts owed to affiliates	4,723
Accrued expenses and other liabilities	252,536
Total liabilities	391,643

Net Assets:
Paid-in capital	10,131,553
Undistributed net investment income	20,184
Accumulated net realized gain	20,678
Net unrealized gain	313,352
NET ASSETS	$10,485,767
Net Assets:
Class A	$10,348
Class C	10,336
Institutional	10,413,347
Class IR	25,878
Class R	25,858
Total Net Assets	$10,485,767
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,000
Class C	1,000
Institutional	1,005,708
Class IR	2,500
Class R	2,500
Net asset value, offering and redemption price per share:(b)
Class A	$10.35
Class C	10.34
Institutional	10.35
Class IR	10.35
Class R	10.34

(a)	Segregated for initial margin on swap transactions.
(b)	Maximum public offering price per share for Class A Shares of the Fund is $10.95 At redemption, Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement of Operations

For the Period Ended October 31, 2013(a)

Investment income:
Dividends — affiliated issuers	$17,693
Dividends — unaffiliated issuers	12,535
Total investment income	30,228

Expenses:
Professional fees	38,655
Amortization of offering costs	31,248
Printing and mailing costs	17,500
Custody, accounting and administrative services	12,951
Organization Costs	12,000
Management fees	11,931
Registration fees	11,638
Trustee fees	4,554
Transfer Agent fees(b)	699
Distribution and Service fees(b)	43
Other	5,000
Total expenses	146,219
Less — expense reductions	(135,728)
Net expenses	10,491
NET INVESTMENT INCOME	19,737

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated	998
Investments — affiliated	3,156
Futures contracts	16,524
Swap contracts	(1)
Net unrealized gain (loss) on:
Investments — unaffiliated	221,908
Investments — affiliated	71,419
Futures contracts	24,145
Swap contracts	(4,120)
Net realized and unrealized gain	334,029
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$353,766

(a)	Commenced operations on August 30, 2013.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$4	$17	$22	$3	$3	$677	$8	$8

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement of Changes in Net Assets

For the Period Ended October 31, 2013(a)

From operations:
Net investment income	$19,737
Net realized gain	20,677
Net unrealized gain	313,352
Net increase in net assets resulting from operations	353,766

From share transactions:
Proceeds from sales of shares	10,132,061
Cost of shares redeemed	(60)
Net increase in net assets resulting from share transactions	10,132,001
TOTAL INCREASE	10,485,767

Net assets:
Beginning of period	—
End of period	$10,485,767
Undistributed net investment income	$20,184

(a)	Commenced operations on August 30, 2013.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2013 - A (Commenced August 30, 2013)	$10.00	$0.01		$0.34	$0.35
2013 - C (Commenced August 30, 2013)	10.00	—	(f)	0.34	0.34
2013 - Institutional (Commenced August 30, 2013)	10.00	0.02		0.33	0.35
2013 - IR (Commenced August 30, 2013)	10.00	0.02		0.33	0.35
2013 - R (Commenced August 30, 2013)	10.00	0.01		0.33	0.34

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)(d)	Ratio of total expenses to average net assets(c)(d)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(e)

$10.35	3.50%	$10	0.97%	5.91%	0.80%	4%
10.34	3.40	10	1.72	6.66	0.06	4
10.35	3.50	10,413	0.61	5.54	1.16	4
10.35	3.50	26	0.79	5.71	0.98	4
10.34	3.40	26	1.25	6.18	0.52	4

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements

October 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Asset Real Return Fund (the “Fund”). The Fund is a diversified portfolio and currently offers five classes of shares: Class A, Class C, Class IR, Class R and Institutional Shares. The Fund commenced operations on August 30, 2013.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy outs, ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$5,125,521	$—	$—
Investment Companies	5,337,080	—	—
Total	$10,462,601	$—	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$24,145	$—	$—
Interest Rate Swap Contracts	—	34,417	—
Total	$24,145	$34,417	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(38,537)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on futures variation margin	$24,145	(a)	—	$—
Interest Rate	Receivable for unrealized gain on swap contracts	34,417	(a)	Payable for unrealized loss on swap contracts	(38,537)	(a)(b)
Total		$58,562			$(38,537)

(a)	Includes unrealized gain (loss) on futures contracts and swaps contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Amount represents the payments to be made should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from future contracts/Net unrealized gain (loss) on futures contracts	$16,524	$24,145	7
Interest rate	Net realized gain (loss) from swap contracts /Net unrealized gain (loss) on swap contracts	(1)	(4,120)	1
Total		$16,523	$20,025	8

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended October 31, 2013, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Fee Rate						Effective Net Management Fee Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.70%	0.63%	0.60%	0.59%	0.57%	0.70%	0.51%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least August 31, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended October 31, 2013, Goldman Sachs did not collect any front end sales charge or CDSC.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.064%. These Other Expense limitations will remain in place through at least August 31, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended October 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Reimbursements	Other Expense Reimbursements	Total Expense Reductions
$3,273	$132,455	$135,728

As of October 31, 2013, the amounts owed to affiliates of the Fund were as follows:

Management Fee	Distribution and Service Fees	Transfer Agent Fees	Total
$4,343	$22	$358	$4,723

F.  Other Transactions with Affiliates — For the period ended October 31, 2013, Goldman Sachs earned $33 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2013, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 100%, 100%, 99%, 100% and 100% of Class A, Class C, Institutional, Class IR and Class R, respectively of the Fund.

The Fund invests in the Institutional Shares of the Goldman Sachs Inflation Protected Securities Fund, Local Emerging Markets Debt Fund and Strategic Income Fund. These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended October 31, 2013:

Underlying Fund	Market Value 8/30/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Market Value 10/31/2013	Dividend Income
Inflation Protected Securities Fund	$—	$1,450,000	$(255,367)	$3,156	$23,057	$1,220,846	$—
Local Emerging Markets Debt Fund	—	488,744	—	—	27,676	516,420	4,029
Strategic Income Fund	—	2,942,700	—	—	20,686	2,963,386	13,664
Total	$—	$4,881,444	$(255,367)	$3,156	$71,419	$4,700,652	$17,693

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2013

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2013, were $9,936,956 and $405,698, respectively.

7. TAX INFORMATION

There were no distributions paid during the period ended October 31, 2013.

As of October 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$37,448
Undistributed long-term capital gains	25,259
Total undistributed earnings	62,707
Unrealized gains — net	$291,507
Total accumulated gains — net	$354,214

As of October 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$10,166,992
Gross unrealized gain	357,924
Gross unrealized loss	(62,315)
Net unrealized security gain	$295,609
Net unrealized loss on other investments	(4,102)
Net unrealized gain	$291,507

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, and differences in the tax treatment of partnership investments and swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses and swap transactions.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Asset Real Return	$(448)	$1	$447

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Publicly Traded Partnership Risk — In addition to the risks associated with the underlying assets and exposures within a PTP, risks of investments in PTPs may include, among others, dependence upon specialized skills of the PTP’s manager, potential lack of liquidity, and limitations on voting and distribution rights.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2013

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended October 31, 2013(a)
	Shares	Dollars

Class A Shares
Shares sold	1,002	$10,015
Shares redeemed	(2)	(15)
	1,000	10,000
Class C Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(10)
	1,000	10,001
Institutional Shares
Shares sold	1,005,710	10,062,015
Shares redeemed	(2)	(15)
	1,005,708	10,062,000
Class IR Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Class R Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
NET INCREASE	1,012,708	$10,132,001

(a)	Commenced operations on August 30, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Multi-Asset Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Asset Real Return Fund (the “Fund”), a portfolio of Goldman Sachs Trust, at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013, by correspondence with the custodian, brokers, transfer agent of the investment companies, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Fund Expenses — Two Month Period Ended October 31, 2013 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 30, 2013 through October 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Asset Real Return Fund(a)
Share Class	Beginning Account Value 08/30/13	Ending Account Value 10/31/13		Expenses Paid for the Period ended 10/31/13*
Class A
Actual	$1,000.00	$1,035.00		$1.65
Hypothetical 5% return	1,000.00	1,006.74	+	1.63
Class C
Actual	1,000.00	1,034.00		2.92
Hypothetical 5% return	1,000.00	1,005.48	+	2.88
Institutional
Actual	1,000.00	1,035.00		1.04
Hypothetical 5% return	1,000.00	1,007.34	+	1.02
Class IR
Actual	1,000.00	1,035.00		1.34
Hypothetical 5% return	1,000.00	1,007.04	+	1.32
Class R
Actual	1,000.00	1,034.00		2.12
Hypothetical 5% return	1,000.00	1,006.27	+	2.10

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi-Asset Real Return	0.97%	1.72%	0.61%	0.79%	1.25%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on August 30, 2013.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on August 30, 2013. At a meeting held on June 12-13, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting (and at prior meetings at which the Fund was discussed) the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds that employed multi-asset investment strategies. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.70%
Next $1 billion	0.63
Next $3 billion	0.60
Next $3 billion	0.59
Over $8 billion	0.57

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below. At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	108	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	108	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	108	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer share to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer* and Treasurer Caroline L. Kraus, Secretary

*Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 117452.MF.MED.TMPL/12/2013 MARRAR13/90

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$—	Other attest services.

Tax Fees:

• PwC	$864,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2013 and October 31, 2012 were $867,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2013